UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 15, 2019

LONG BLOCKCHAIN CORP.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-37808	47-2624098
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

116 Charlotte Avenue, Hicksville, NY 11801

(Address of Principal Executive Offices) (Zip Code)

(855) 542-2832

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [X]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [X]

Item 3.02.	Unregistered Sales of Equity Securities.

The information under Item 5.07 is incorporated herein by reference.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The information under Item 5.07 is incorporated herein by reference.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On May 15, 2019, Long Blockchain Corp. (the “Company”) held a special meeting of its stockholders (the “Special Meeting”). At the Special Meeting, the Company’s stockholders considered a proposal to amend the Company’s certificate of incorporation to increase the total number of shares of common stock the Company is authorized to issue by 100,000,000 shares, from 35,000,000 shares to 135,000,000 shares (the “Amendment”).

A final tabulation of votes cast for and against the proposal, as well as the number of abstentions and broker non-votes with respect to the proposal, is set forth below:

For	Against	Abstain	Broker Non-Vote
22,148,583	1,678,159	69,039	1,991,593

Based on the foregoing results, the Company’s stockholders approved the Amendment. The Amendment became effective on May 20, 2019, upon the filing of a certificate of amendment with the Delaware Secretary of State. A detailed description of the Amendment, which description is incorporated herein by reference, is set forth in the section titled “Authorized Capital Increase Proposal” in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on Schedule 14A on April 22, 2019.

Promptly after the filing of the certificate of amendment, on May 21, 2019, in accordance with the second amended and restated loan and option agreement, dated as of January 18, 2019, by and between the Company and Court Cavendish Ltd., as lender, the Company issued to certain of its key officers and consultants four-year warrants (the “Warrants”) to purchase 3,000,000 shares of the Company’s common stock at an exercise price of $0.25 per share, including Warrants to purchase 2,000,000 shares to Andy Shape, the Company’s Chief Executive Officer. The exercise price and the number of shares issuable upon exercise of the Warrants are subject to adjustment for stock splits, stock dividends and similar transactions. In addition, the Warrants may be exercised on a “cashless” basis. The lender requested that the Warrants be issued in order to ensure the interests of the recipients were aligned with those of the lender. The Warrants were offered and sold, and the underlying shares of the Company’s common stock are being offered for sale, in reliance on the exemption from registration provided by Section 4(a)(2) of the Securities Act of 1933, as amended, for transactions not involving a public offering.

The foregoing descriptions of the Amendment and the Warrants do not purport to be complete and are subject to and qualified in their entirety by reference to the full text of such documents, which are filed as Exhibits 3.1 and 4.1 hereto, and which are incorporated herein by reference.

Item 9.01.	Financial Statements, Pro Forma Financial Information and Exhibits.

(d) Exhibits:

Exhibit No.	Description
3.1	Certificate of Amendment.
4.1	Form of Warrant (incorporated by reference to Exhibit A of the Loan and Option Agreement filed as Exhibit 10.1 to the Current Report on Form 8-K filed by the Company on January 22, 2019).

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 21, 2019

LONG BLOCKCHAIN CORP.

By:	/s/ Andy Shape
Name:	Andy Shape
Title:	Chief Executive Officer

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